AGREEMENT

	AGREEMENT dated as of the 1st day of March, 1996, by and between Colonial Data Technologies Corp., a Delaware corporation, (the
"Company"), and Robert J. Schock (the "Purchaser").

                 			   W I T N E S S E T H:

	WHEREAS, the Company's wholly-owned subsidiary CDT Services Corp. ("Subsidiary"), holds title to the assets described on Schedule A attached hereto; and

	WHEREAS, the Company and the Purchaser desire to enter into a transaction whereby the Purchaser will acquire all of the capital stock of Subsidiary for a purchase price consisting of 48,780 shares of the common stock of the Company owned by Purchaser and $250,000 in cash.

	NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and subject to the terms and conditions set forth herein, the Shareholder and the Company agree as follows:

                     			  THE ACQUISITION

	ACQUISITION OF SUBSIDIARY.
	At the Closing (as hereinafter defined), the Company shall sell, transfer, assign and deliver to the Shareholder, free and clear of all liens, claims, and encumbrances thereon, 100% of the issued and outstanding shares of capital stock of the Subsidiary and the Shareholder shall transfer and pay to the Company, 48,780 shares of Common Stock of the Company, par value $.01 per share, owned of record or beneficially by the Purchaser (the "Shares") and $250,000 in cash (collectively, the "Purchase Consideration").

      CLOSING. The closing of the transaction described in Section 1.1(a) above (the "Closing") shall occur on the first business day following the satisfaction of the conditions to closing set forth in
Section 5 hereof (the "Closing Date") at the offices of the Company.

	VALUATION OF SHARES TRANSFERRED. The value of the Shares to be transferred to the Company by the Purchaser as part of the Purchase Consideration shall be equal to $20.50 per share.

                        				DELIVERIES

A. DELIVERIES BY THE PURCHASER. At the Closing, the Purchaser shall deliver to the Company, or cause to be delivered to the Company, the following instruments and documents.

	a certificate or certificates representing the Shares registered in the name of the Purchaser duly endorsed by the Purchaser for transfer to the Company, and accompanied by such instruments of transfer or assignment as may be necessary to effect the transfer of such Shares to the Company;

	$250,000 in cash by check or wire transfer; and

	such other documents as the Company may reasonably request in order to effectuate the terms of this Agreement.

     B. DELIVERIES BY THE COMPANY. At the Closing, the Company shall deliver to the Purchaser or cause to be delivered to the Purchaser the following instruments and documents:

	the capital stock of the Subsidiary as provided in Section 1.1 hereof; and

	such other documents as the Purchaser may reasonably request in order to effectuate the terms of this Agreement.

	FURTHER ASSURANCES. From time to time, at the Company's request, without further consideration, the Purchaser will execute and deliver such further instruments of conveyance, transfer and assignment and take such other actions as the Company reasonably may require of the Purchaser to assign more effectively, convey and transfer the Shares to the Company, as contemplated by this Agreement.


  	     REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

	The Purchaser represents and warrants to the Company as follows:

	OWNERSHIP OF SHARES. The Purchaser is the lawful record and beneficial owner of the Shares, and the Purchaser owns the Shares free and clear of all liens, claims, encumbrances and restrictions of every kind. There are no options, warrants, calls, contracts, commitments, convertible securities or other agreements or arrangements of any character or nature whatever under which the Purchaser is or may become obligated to assign, transfer or encumber any of the Shares.

	AUTHORITY. The Purchaser has the right and authority to enter into this Agreement and to perform the obligations to be performed by him hereunder, and this Agreement is valid and binding upon the Purchaser and enforceable in accordance with its terms. The execution and delivery of this Agreement by the Purchaser does not and the consummation of the transactions contemplated hereby and the performance by the Purchaser of the provisions of this Agreement will not violate any order, arbitration award, judgment or decree to which the Purchaser is bound, or any provisions of, or result in the acceleration of any obligation under, any agreement or instrument to which the Purchaser is party or by which the Purchaser is bound, and no such agreement or instrument will affect the validity of the transfer of the Shares hereunder or the ability of the Purchaser to perform his obligations under this Agreement.

	REVIEW OF INFORMATION. The Purchaser has been a shareholder of the Company for a substantial period of time and is familiar with its business and financial condition. The Purchaser has also conducted such investigations as the Purchaser desired to make with respect to the Company. The Purchaser is not relying upon any representation, warranty or information made or provided by the Company as to its business or financial condition in connection with his agreement to sell the Shares to the Company.

     	      REPRESENTATIONS AND WARRANTIES BY THE COMPANY

	The Company represents and warrants to the Purchaser as follows:

	ORGANIZATION AND STANDING OF THE COMPANY. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware.

	AUTHORITY. The execution, delivery and performance of this Agreement has been duly and validly authorized by the Company, and no further corporate action by the Company is or shall be required for such execution, delivery or performance. This Agreement has been duly and validly executed and delivered by the Company. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, and neither the execution of this Agreement nor the performance thereof by the Company will violate the certificate of incorporation or by-laws of the Company, or any order, arbitration award, judgment or decree to which the Company is bound, or any provisions of, or result in the acceleration of any obligation under, any agreement or instrument to which the Company is a party or by which the Company is bound.

             			     CONDITIONS TO CLOSING

	CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligations of the Company to consummate the transactions contemplated herein shall be subject to satisfaction of the following conditions:

	the representations and warranties of Purchaser herein shall be true and correct in all material respects at and as of the Closing Date; and

	the Purchaser shall have delivered the items to be delivered pursuant to Section 2.1 hereof.

	CONDITIONS TO OBLIGATIONS OF THE PURCHASER. The obligations of the Purchaser to consummate the transactions contemplated herein shall be subject to satisfaction of the following conditions:

	the representations and warranties of the Company herein shall be true and correct in all material respects at and as of the Closing Date; and

	the Company shall have delivered the items to be delivered pursuant to Section 2.2 hereof.

                   				 MISCELLANEOUS

	SUCCESSION. This Agreement shall inure to the benefit of and be binding on and enforceable against the parties hereto and their respective successors and assigns.

	GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut and no provision hereof may be amended or waived except by a writing signed by the parties hereto.

	CAPTIONS. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit or construe the scope and intent of such sections nor in any way affect the interpretation of this Agreement.

	ENTIRE AGREEMENT. All understandings and agreements heretofore had between the Purchaser and the Company (or any officer, director or shareholder of the Company) or their respective agents or representatives with respect to this transaction are merged in this Agreement. This Agreement supersedes any prior oral or written agreement among any of the parties, and it is acknowledged by the parties that there are no other agreements or understandings, written or oral, between the parties (or between the Purchaser and any officer, director or shareholder of the Company).

	COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and together shall constitute one and the same instrument.

	ASSIGNMENT. This Agreement shall not be assigned by either party hereto without the prior written consent of the other party hereto.

	IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                     				      COLONIAL DATA TECHNOLOGIES CORP.



                  				      By:     /s/ JOHN N. GIAMALIS
                        					   -------------------------------

                      				      Name:   John N. Giamalis
                      				      Title:  Chief Financial Officer



                          				     /s/  ROBERT J. SCHOCK
                         					  -------------------------------
                      				      Name:   Robert J. Schock